UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: May 13, 2025

RIVER FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Alabama	333-205986	46-1422125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2611 Legends Drive Prattville, Alabama	36066
(Address of Principal Executive Offices)	(Zip Code)

(334) 290-1012

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matter to a Vote of Security Holders.

On May 13, 2025, River Financial Corporation (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). Summarized below is a description of the matters voted on at the Annual Meeting and the final results of such voting.

Proposal - Election of Directors

The stockholders elected each of the director nominees to serve as directors until the Company’s 2026 annual meeting of stockholders and until their successors have been elected and qualified. Each of the director nominees, with the exception of Jerry C. Kyser, Jr., was a current director of the Company who was re-elected. The voting for each of the directors at the Annual Meeting was as follows:

Name	Votes For	Votes Against	Abstain	Broker non-votes
Larry Puckett	4,174,194		38,750
Gerald R. Smith, Jr.	4,170,694		42,250
John A. Freeman	4,207,444		5,500
W. Murray Neighbors	4,169,694		43,250
Vernon B. Taylor	4,169,694		43,250
James M. Stubbs	4,175,194		37,750
Charles R. Moore, III	4,208,444		4,500
Brian McLeod	4,175,194		37,750
Jerry C. Kyser, Jr.	4,204,240	8,704

Proposal - Approval of 2025 Incentive Stock Compensation Plan (the "Plan")

The stockholders approved the Plan. The vote regarding the Plan at the Annual Meeting was as follows:

Name	Votes For	Votes Against	Abstain	Broker non-votes
	3,990,712	17,858	204,374

The Plan is filed as an exhibit to the Company's Report on Form 8-K filed on February 20, 2025 and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.3	River Financial 2025 Incentive Stock Compensation Plan filed as an exhibit to the Registrant’s Current Report on Form 8-K/A on February 20, 2025 and incorporated by reference.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVER FINANCIAL CORPORATION

Date: May 14, 2025	By	/s/ James M. Stubbs
James M. Stubbs
Chief Executive Officer